UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-4694



                     The American Funds Tax-Exempt Series II
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                    Date of fiscal year end: August 31, 2004

                    Date of reporting period: August 31, 2004





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

THE TAX-EXEMPT FUND OF CALIFORNIA

Building a portfolio in uncertain times

[photo of the wood frame of a house with completed houses in the background]

Annual report for the year ended August 31, 2004

THE TAX-EXEMPT FUND OF CALIFORNIA(R) seeks a high level of current income exempt from regular federal and California income taxes, with a secondary objective of preservation of capital.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

TABLE OF CONTENTS

Letter to shareholders; Investment highlights                                  1
Chart: Double tax-free investing                                               2
Chart: The value of a long-term perspective                                    3
Feature: Building a portfolio in uncertain times                               4
Investment portfolio                                                           8
Financial statements                                                          11
Trustees and officers                                                         20
The American Funds family                                             back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2004 (the most recent calendar quarter):

                                                                             1 year           5 years          10 years
CLASS A SHARES
Reflecting 3.75% maximum sales charge                                        +0.93%           +5.22%            +5.85%

The fund's 30-day yield for Class A shares as of September 30, 2004, calculated in accordance with the Securities and Exchange Commission formula, was 3.23%, which reflects a voluntary fee waiver (3.21% without the fee waiver). (This is equivalent to a taxable yield of 5.47%, which reflects the fee waiver -- 5.44% without the fee waiver, for investors in the 41% tax bracket.) The fund's distribution rate for Class A shares as of that date was 3.93% (3.91% without the fee waiver). Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 3. Please see page 18 for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal.

INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INCOME MAY BE SUBJECT TO FEDERAL ALTERNATIVE MINIMUM TAXES. CERTAIN OTHER INCOME, AS WELL AS CAPITAL GAIN DISTRIBUTIONS, MAY BE TAXABLE.


FELLOW SHAREHOLDERS:

[photo of the wood frame of a roof]

Since our last report, confidence in California's budget and economic prospects has improved considerably. The combination of actions by the new California governor and declining interest rates in the first half of the year helped propel The Tax-Exempt Fund of California to a strong start in fiscal 2004. Though the specter of interest rate increases created a more sluggish second half, the fund finished the year with its strongest total return since 2001.

Shareholders who reinvested dividends totaling 69 cents a share earned a double tax-free income return of 4.4%, equivalent to a 7.4% return from a taxable investment for taxpayers in the maximum 41% combined state and federal tax bracket. The fund's 4.3% income return for shareholders who took dividends in cash was equivalent to a taxable return of 7.2%.

The Tax-Exempt Fund of California's total return -- dividends plus appreciation in share price -- for the 12 months ended August 31, 2004, was 7.2%, compared with 7.0% for the average California municipal bond fund tracked by Lipper. The unmanaged Lehman Brothers Municipal Bond Index, which measures the national investment-grade tax-exempt market (but does not include expenses), recorded a gain of 7.1%.

THE YEAR IN REVIEW

Most of The Tax-Exempt Fund of California's increase in net asset value came in the first six months of the year when bond prices rose as interest rates fell. The bond market and credit rating agencies reacted favorably in March, moreover, when voters approved the issuance and subsequent sale of $15 billion in economic recovery bonds to avert a liquidity crisis and put the state's fiscal house on a firmer foundation.

[Begin Sidebar]

INVESTMENT HIGHLIGHTS
(Yields at annual rates)                                                                       through August 31, 2004

12-month total return(1)                                                                                         +7.2%
(income plus capital changes, with distributions reinvested)

Tax-free distribution rate for August(2)                                                                         +3.9%
(reflecting 3.75% maximum sales charge)

Taxable equivalent distribution rate                                                                             +6.6%
(assuming a 41% maximum combined state and federal tax rate)(3)

SEC 30-day yield as of August 31                                                                                 +3.4%
(reflecting 3.75% maximum sales charge)

Taxable equivalent SEC yield                                                                                     +5.7%
(assuming a 41% maximum combined state and federal tax rate)(3)

(1) Does not include the 3.75% sales charge.
(2) This differs from the income return cited in the letter in two ways: It is for the month of August only, rather than for the full fiscal year, and it includes the effect of the highest sales charge.
(3) Based on new 2004 federal and 2003 California tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

For current yield information, please call toll-free: 800/421-0180.

[End Sidebar]

A $103 billion spending plan, adopted in July after lengthy budget talks, inspired further confidence by the market in the state's economy and led to a credit rating upgrade for California's general obligation bonds. The municipal bond market is taking a very optimistic view of the state's credit, though it is currently the lowest rated in the nation. Despite the consensus on a budget for 2005, many of the state's underlying structural problems still have to be resolved.

In this environment of continued uncertainty, The Tax-Exempt Fund of California maintained a modest exposure to bonds linked to the state's credit rating, focusing instead on higher quality issues backed by municipal insurance companies and bonds funding projects such as hospitals, long-term care facilities and real estate developments. In the feature beginning on page 4, we describe some of the methods we use to minimize the effects of the uncertainty surrounding the state's municipal bond market.

LOOKING AHEAD

With the possibility of further interest rate increases on the horizon and a crowded docket of financial measures on the November ballot, the prospects for California's fiscal health remain uncertain. In this environment, The Tax-Exempt Fund of California will be managed in the same way it has in recent years, defensively, with a long-term outlook and an emphasis on higher quality issues and high-conviction research ideas.

That strategy has proved effective over the long term: The Tax-Exempt Fund of California's 6.1% average annual total return over the past 10 years compares favorably with the 5.8% average California tax-exempt bond fund return, as measured by Lipper.

Finally, we are pleased to report that the fund's net assets grew by almost 15% during the year, while the number of shareholder accounts increased nearly 11%.

Thank you for your continued support.

Cordially,

/s/ Paul G. Haaga, Jr.              /s/ Abner D. Goldstine

Paul G. Haaga, Jr.                  Abner D. Goldstine
Chairman of the Board               President

October 14, 2004

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
WHY DOUBLE TAX-FREE INVESTING CAN BE WORTHWHILE

To use this table, find your estimated taxable income to determine your combined federal and California tax rate. Then look at the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 3.9% tax-exempt distribution rate in August.

Because of tax increases in recent years, many high-income investors are finding that their returns on taxable fixed-income issues have to be even higher to match those currently offered by tax-exempt municipals. For instance, a couple with a taxable income of $150,000 faces a combined federal and California tax rate of 34.7%. In this bracket, the fund's current 3.9% distribution rate would be equivalent to a return on a taxable fixed-income investment of 6.0%.

                                                                                               The fund's 3.9% tax-
                                                                          Combined              exempt distribution
                      Your taxable income                              federal and               rate in August+ is
                                                                        California          equivalent to a taxable
        Single                                        Joint              tax rate*            distribution rate of:

$22,306  -        29,050                    $44,612  -       58,100          20.1%                     4.9%
 29,051  -        30,965                     58,101  -       61,930          29.5                      5.5
 30,966  -        39,133                     61,931  -       78,266          31.0                      5.7
 39,134  -        70,350                     78,267  -      117,250          32.0                      5.7
 70,351  -       146,750                    117,251  -      178,650          34.7                      6.0
146,751  -       319,100                    178,651  -      319,100          39.2                      6.4
      Over 319,100                               Over 319,100                41.0                      6.6

* Based on new 2004 federal and 2003 California tax rates.
+ This differs from the income return cited in the letter in two ways: It is for the month of August only, rather than for the full fiscal year, and it includes the effect of the highest sales charge.


THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

Fund figures, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.(1) Thus the net amount invested was $9,625.

AVERAGE ANNUAL TOTAL RETURNS

Class A shares (for periods ended 8/31/04)

1 year                                             +3.21%
5 years                                            +5.14%
10 years                                           +5.65%

Assumes reinvestment of all distributions and payment of the 3.75% maximum sales charge. The maximum initial sales charge was 4.75% prior to January 10, 2000.


[begin mountain chart]

              The fund at      The fund at net    Lehman Brothers      Lipper California
              maximum          asset value        Municipal Bond       Municipal Debt
              offering         (not including     Index(2)             Funds Average(3)
              price(1),(3)     sales charge)(3)

10/28/86         $  9,625             10,000             10,000               10,000
8/31/87*            9,673             10,052             10,260                9,995
8/31/88            10,211             10,611             10,966               10,613
8/31/89            11,275             11,717             12,170               11,802
8/31/90            11,718             12,177             12,951               12,392
8/31/91            13,072             13,584             14,479               13,801
8/31/92            14,424             14,990             16,095               15,245
8/31/93            16,310             16,949             18,059               17,139
8/31/94            16,308             16,947             18,084               16,964
8/31/95            17,639             18,330             19,687               18,194
8/31/96            18,635             19,365             20,718               19,245
8/31/97            20,274             21,069             22,634               21,009
8/31/98            21,892             22,750             24,592               22,819
8/31/99            21,995             22,857             24,714               22,553
8/31/00            23,531             24,453             26,388               24,252
8/31/01            25,610             26,614             29,078               26,590
8/31/02            26,804             27,854             30,893               27,818
8/31/03            27,371             28,444             31,863               28,304
8/31/04            29,349             30,499             34,127               30,255

Year ended August 31

[end mountain chart]


*   For the period October 28, 1986, through August 31, 1987.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) With interest compounded. The index is a national index not limited to California bonds. It is unmanaged and does not reflect sales charges, commissions or expenses.
(3) With all distributions reinvested. The Lipper average does not reflect sales charges. Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

OTHER SHARE CLASS RESULTS

CLASS B, CLASS C AND CLASS F

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2004 (the most recent calendar quarter):

                                                                                               1 YEAR        LIFE OF CLASS

CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                         -0.88%            +5.40%(1)
Not reflecting CDSC                                                                            +4.12%            +5.77%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                      +2.97%            +4.27%(2)
Not reflecting CDSC                                                                            +3.97%            +4.27%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                               +4.73%            +5.03%(4)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 19, 2001, when Class C shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from March 20, 2001, when Class F shares were first sold.


BUILDING A PORTFOLIO IN UNCERTAIN TIMES

Over the past few years, California has experienced a series of significant economic and fiscal challenges. The power supply crisis of 2000-2001 impacted both investor-owned utilities and public power authorities in the state, as well as their customers. Fiscally, the state has struggled to balance an ever-increasing budget, and legislative politics have, at times, undermined proposals for reform. More recently, last year's gubernatorial recall election and subsequent massive $15 billion economic recovery bond issue created short-term uncertainty and long-term circumspection. Following issuance of the economic recovery bonds and passage of the $103 billion fiscal 2005 budget, credit-rating agencies upgraded the state's general obligation bonds, though they remain the lowest rated in the nation. Against this backdrop of continued uncertainty, shareholders might wonder how The Tax-Exempt Fund of California's portfolio counselors and analysts identify municipal bond opportunities in the world's fifth-largest economy. This year's feature article examines some of the fund's strategies used to find investment opportunities in light of the state's challenges.

[photo of the wood frame of a house]

[Begin Sidebar]
CAREFUL PLANNING. The fund has increased its holdings in bonds related to real estate development, which offer above-average yields and provide the potential for greater value as the underlying projects are developed.

[photo of construction worker looking at floor plans]
[End Sidebar]

Like all American Funds, The Tax-Exempt Fund of California benefits from a long-term approach and an emphasis on research.

Fund assets are divided into three portions, each assigned to a portfolio counselor who can invest according to his strongest convictions. This kind of portfolio management allows managers to share ideas, without the need for consensus. "We are a team whose members act individually," says portfolio counselor and director of research Ed Nahmias. "We can have different perspectives on the market and on which securities to buy."

The fund's portfolio counselors are augmented by a team of economists and investment analysts, who compare notes and share research with their counterparts in the equity and taxable-bond research units of Capital Research and Management Company, investment adviser to the 29 American Funds.

The Tax-Exempt Fund of California's portfolio counselors have employed a range of strategies to mitigate the effects of the challenges facing the state during the past few years.

INVEST IN DEFENSIVE SECTORS

One of the economy's stronger segments has been housing and real estate, particularly in Southern California where demand has consistently exceeded supply. The need for housing is expected to remain strong. The state's population is increasing at almost twice the rate of the nation as a whole, and is expected to reach 40 million by 2010, up from 35 million in 2000.

The fund has increased its holdings in bonds related to real estate development, affectionately known as "dirt bonds," which are not dependent on state tax revenues. As Ed explains, "Dirt bonds offer above-average yield and, although generally lower rated at issue, provide the potential for credit upgrades and price appreciation as the underlying real estate projects are developed."

The fund's portfolio counselors continue to see opportunities in the state's real estate market, as well as other recession-resistant issues such as hospitals and senior care facilities.

SHORTEN MATURITIES

When interest rates rise, bond prices generally fall and vice versa. Shorter term bonds tend to be less affected by rate changes than longer term bonds. Portfolio counselors can respond to their long-term conviction on interest rate changes to take advantage of fluctuating rates by increasing or reducing the average maturity of the fund's holdings. Thus when falling interest rates were anticipated, as in fiscal 2000, portfolio counselors lengthened the fund's maturities. At August 31, 2000, the average life of the portfolio was 10.9 years compared with 9.1 years 12 months earlier (the average life is based on maturities of all the fund's holdings, taking into account the possibility of early repayments). Two years later, the average life of the portfolio's holdings had been reduced to 7.7 years as portfolio counselors opted for a more conservative approach in the expectation of higher interest rates.

As continued uncertainty caused by the budget crises and gubernatorial recall election exacerbated the state's fiscal problems, portfolio managers selectively invested in the state's general obligation debt while maintaining a close watch on the fund's average life, which was down to 6.8 years at August 31, 2004. While shorter maturity bonds generally have a lower yield, The Tax-Exempt Fund of California's 12-month yield has held up well compared with the average California Municipal Debt Fund -- 4.2% to 4.0% respectively, according to Lipper.

[Begin Sidebar]
THE VALUE OF RESEARCH

Municipal bonds are much more complex than stocks. Buyers must understand the relationships among bond prices, interest rates and varying maturity dates (when the bonds will be repaid). They must also be able to evaluate factors such as call features (which may allow the issuer to redeem the bonds before the maturity date) and how these could affect their potential return. Additionally, they must understand any special structure and credit features of an individual bond issue.

Much of this information is hard to find and hard to evaluate, which gives professional managers a tremendous advantage over individual investors. The Tax-Exempt Fund of California's three portfolio counselors have a total of 54 years of investment experience. A fixed-income team of investment analysts helps them monitor the financial fitness of each bond issuer in the portfolio while evaluating shifts in risk and changing opportunities in the marketplace.

Research trips -- both before and after purchase -- are a critical part of the research process. Portfolio counselors or analysts visit virtually every below-investment-grade issuer and check with them regularly to stay informed of progress related to the projects. The fixed-income team also draws on the resources of the Capital Group library. Explains Ed, "The research librarians are just phenomenal. They are great at finding information about issues that Wall Street and other fund companies do not find."

Intensive research and local knowledge help identify investment opportunities that may be missed by other fund companies. One example is a 1,600-unit housing development in the city of Irvine, in Orange County. Says Ed, "We've known the developer for years and their securities are in our taxable bond portfolios as well. I visited the development the day the sales office opened and lines of people formed just to put their names on a waitlist for a unit."

Based in Los Angeles, the fund's management team is able to gain insights not readily available to some other California municipal funds with managers located outside the state. "I think that we have an advantage being based in California," notes Karl. "For example, in the weeks leading up to the March 2 vote on the economic recovery bond issue we were inundated by news. There's nothing like experiencing the day-to-day life in the state to help give you an overall picture that you'd never pick up otherwise." [End Sidebar]

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.
[End Sidebar]

DIVERSIFY

One of the most important tactics in dealing with the challenges facing the state is diversification by maturity and quality. Veteran portfolio counselor Neil Langberg says, "Protecting shareholders' principal on the downside, when bond values are declining, may be the best thing that we do." A careful mix of maturities and higher and lower rated bonds often provides balance and lessens the effects of volatile yield fluctuations. This mix can be adjusted as needed to respond to the counselors' long-term views of interest rate changes.

Rising interest rates are often a sign of a stronger economy, which could mean improving revenues for lower quality issuers. In turn, that could lead to an upgrade in credit quality and rating. This can result in an increase in the bond's value, partially offsetting the impact of rising rates. Meticulous research helps The Tax-Exempt Fund of California's portfolio counselors identify issuers most likely to improve their fundamentals.

[Begin Sidebar]
THE IMPORTANCE OF DIVERSITY. A careful mix of maturities and higher and lower rated bonds often provides balance and lessens the effects of volatile yield fluctuations. This mix can be adjusted as needed to respond to the counselors' long-term views of interest rate changes.
[photo of tools in a toolbelt]
[End Sidebar]

The value of owning a diverse group of holdings is the cushion it can provide against problems that can develop among individual issuers. The Tax-Exempt Fund of California's largest holding is about 2% of the portfolio, with the average holding at about 0.5%. Diversification helps minimize the impact of credit deterioration and downgrades and an individual bond's sensitivity to changes in interest rates.

Diversification is also a hallmark of the fund's quality mix. Up to 20% of assets can be invested in below-investment-grade bonds that, in combination with investment-grade securities that make up the remainder of the portfolio, have enhanced the overall income and total return of the fund over time. Again, research is the key to finding these lower rated opportunities.

A LONG-TERM PERSPECTIVE

Over its 18-year lifetime, The Tax-Exempt Fund of California has rewarded investors through careful credit selection and vigilant risk management. As California's shifting economic and fiscal landscape moves the state's municipal bond market, the task of identifying good values will continue to be a major challenge.

Says portfolio counselor Karl Zeile, "We look at investing with a long-term view. There are opportunities in every market, and we're digging for them every day."

[Begin Sidebar]
CRISIS MANAGEMENT

The Tax-Exempt Fund of California's resilience during the crises of the past few years is testament to the skills and experience of the fund's portfolio counselors and research analysts. Here's a look at how the fund has fared in the fiscal years since 2000 along with some of the dominant factors that affected the California municipal bond market during these years. Total returns are for 12-month periods ending August 31.

2000 7.0%

A robust California economy and rising interest rates dampen bond prices during the first half; later in the year, bond prices rally on increased demand from affluent investors and reduced borrowing by municipalities.

2001 8.8%

After a promising start to the fiscal year, California's tax-exempt market weakens on growing concerns about the state's power shortages. Prices rally toward the end of the fiscal year, but the situation remains precarious. The
fund  shortens   maturities  and  avoids  investments  in  the  state's  largest utilities.

2002 4.7%

The nationwide recession after September 11 exacerbates California's slowing tax revenues and severe budget shortfalls. A budget deadlock adds to the problem. When the impasse is resolved, many decisions are deferred until after the November election, adding to the uncertainty. The fund limits exposure to bonds dependent on state tax revenue.

2003 2.1%

Another volatile year for the muni market: A weak stock market and declining interest rates create a favorable first half, while the latter half is marked by a stronger stock market and rising interest rates. California's ongoing budget crisis and the impending gubernatorial recall election cause further anxiety and widening spreads in state of California debt.

2004 7.2%

A similar start to the previous year, with declining interest rates creating a favorable period for bonds in the first half. Omnipresent budget concerns, along with the threat of rising interest rates (subsequently confirmed on June 30), add to the air of uncertainty. Voter approval of the economic recovery bond issue and its sale, and legislator agreement on a budget help stave off some problems for another year. The fund maintains its conservative stance. [End Sidebar]


INVESTMENT PORTFOLIO, August 31, 2004

Beginning with this report, a summary portfolio, now approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

[begin pie chart]
PORTFOLIO QUALITY RATINGS*
Aaa/AAA                                                            34.7 %
Aa/AA                                                              11.4 %
A/A                                                                11.2 %
Baa/BBB                                                            21.0 %
Below investment grade                                             16.4 %
Cash & cash equivalents                                             5.3 %
[end pie chart]

* Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's research analysts.


                                                                                         Principal         Market        Percent
                                                                                            amount          value         of net
BONDS & NOTES  - 94.67%                                                                      (000)          (000)         assets

CALIFORNIA  -  89.46%
State issuers - 24.60%
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, Series 2003-A1:
 6.25% 2033                                                                                $ 9,150        $ 8,544
 6.75% 2039                                                                                  2,000          1,870           1.43
Health Facs. Fncg. Auth., Rev. Bonds:
 Catholic Healthcare West, 5.00%-5.25% 2006-2008                                             1,795          1,892
 Catholic Healthcare West, Cert. of Part., Series 1999-A, 6.50% 2020                         5,345          5,799
 Catholic Healthcare West, Series 2004-I, 4.95% 2026 (put 2014)                              2,000          2,037           1.34
 Stanford Hospital and Clinics, Series 2003-A, 5.00% 2017                                    3,680          3,861            .53
Infrastructure and Econ. Dev. Bank, Clean Water State Revolving Fund Rev. Bonds:
 5.00% 2012-2015                                                                             5,200          5,749            .79
 Series 2002, 5.00% 2016                                                                     5,000          5,423            .75
Pollution Control Fncg. Auth.:
 Solid Waste Disposal Rev. Bonds (Browning-Ferris Industries of California, Inc.
     Project), BFI Corp., Guarantee, Series 1996-A, AMT, 5.80% 2016                          5,000          4,671            .64
 Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project), Series
     1998-A, AMT, 5.10% 2018 (put 2008)                                                      4,000          4,210
 Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2001,
     AMT, 2.90% 2011 (put 2007)                                                              2,000          1,985
 Variable Rate Demand Solid Waste Disposal Rev. Bonds (Waste Management, Inc.
     Project), Series 2001-A, AMT, 5.125% 2031 (put 2014)                                    2,000          2,076           1.14
Statewide Communities Dev. Auth.:
 Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP):
  Series 1998-A1, AMT, 5.05% 2025 (put 2008)                                                 5,300          5,580
  Series 1998-A3, 5.10% 2025 (put 2010)                                                      5,000          5,291
  Series 1998-A4, 5.25% 2025 (put 2013)                                                      1,500          1,563           1.72
 Health Fac. Rev. Bonds (Memorial Health Services), 6.00% 2014-2023                          7,000          7,654           1.05
 Hospital Rev. Cert. of Part. (Cedars-Sinai Medical Center), Series 1992,
     6.50% 2012                                                                              5,470          6,193            .85
 Cert. of Part., Internext Group, 5.375% 2017                                                6,375          6,451            .89
Dept. of Water Resources:
 Central Valley Project, Water System Rev. Bonds, Series X, FGIC insured,
     5.50% 2016                                                                              3,100          3,607            .50
 Power Supply Rev. Bonds:
  AMBAC insured, 5.50% 2015-2016                                                             3,000          3,372
  MBIA insured, 5.50% 2010-2011                                                              3,365          3,811
  Series 2002-A, XLCA insured, 5.375% 2017                                                   3,000          3,322           1.45
  Series 2002-A, 6.00% 2013                                                                  4,000          4,642            .64
  5.75%-5.875% 2016-2017                                                                     3,500          3,960            .55
Other securities                                                                                           74,953          10.33
                                                                                                          178,516          24.60

City and county issuers - 64.86%
Association of Bay Area Governments, Fin. Auth. For Nonprofit Corps.:
 Rev. Ref. Cert. of Part. (American Baptist Homes Foundation), Series 1998-A,
     6.10% 2017                                                                              3,705          3,742            .52
 Rev. Ref. Cert. of Part. (American Baptist Homes of the West Facs. Project):
  5.25%-5.85% 2007-2027                                                                      3,080          3,006            .41
  Series 1997-A, 6.20% 2027                                                                  4,170          4,050            .56
 Rev. Ref. Cert. of Part (Episcopal Homes Foundation):
  Series 1998, 5.00% 2009                                                                    4,600          4,791            .66
  5.00%-5.125% 2005-2018                                                                     4,715          4,700            .65
 Rev. Bonds (San Diego Hospital Association), Series 2001-A:
  5.50% 2009                                                                                 6,800          7,378
  6.125% 2020                                                                                3,500          3,733           1.53
 Rev. Bonds, Southern California Presbyterian Homes Obligated Group (Redwood
     Senior Homes and Services), Series 2002, 6.125% 2032                                    4,000          4,069            .56
Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds, Series
     2001-D, 5.125% 2015                                                                     4,000          4,340            .60
City of Cathedral City, Community Facs. Dist. No. 2000-1, Special Tax Bonds,
     6.70% 2030                                                                              3,750          3,926            .54
East Bay Municipal Utility Dist. (Alameda and Contra Costa Counties), Water
     System Subordinated Rev. Bonds, Series 2001, 5.25% 2016                                 7,000          7,704           1.06
Elsinore Valley Municipal Water Dist. (Riverside County), Ref. Cert. of Part.,
     Series 2002, FGIC insured, 5.375% 2017                                                  3,385          3,865            .53
City of Folsom, Community Facs. Dist. No. 14 (Parkway Phase II), Special Tax
     Bonds, Series 2002, 6.30% 2032                                                          4,000          4,153            .57
City of Fontana:
 Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds, Series 1999,
     6.625% 2030                                                                             5,250          5,518            .76
 Community Facs. Dist. No. 22 (Sierra Hills South), Special Tax Bonds, Series
     2004, 6.00% 2034                                                                        4,000          4,031            .56
Independent Cities Lease Finance Auth., Mobile Home Park Rev. Bonds (Hermosa
     Beach, Marineland Mobile Home Park), Series 2004-A, 6.375% 2039                         3,935          4,003            .55
City of La Verne, Rev. Cert. of Part. (Brethren Hillcrest Homes), Series
     2003-B, 6.625% 2025                                                                     4,500          4,581            .63
Lammersville School Dist., Community Facs. Dist. No. 2002 (Mountain House),
     Special Tax Bonds, Series 2002, 6.375% 2032                                             4,500          4,729            .65
City of Lincoln, Community Facs. Dist. No. 2003-1 (Lincoln Crossing Project),
     Special Tax Bonds, Series 2003-A, 6.125% 2033                                           4,000          4,041            .56
Long Beach Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of the Pacific
     Project), Series 2001, AMBAC insured, 5.50% 2016                                        4,380          4,937            .68
Harbor Dept. of the City of Los Angeles, Rev. Bonds, Series 1996-B, AMT,
     6.00% 2013                                                                              5,980          6,419            .88
Dept. of Water and Power of the City of Los Angeles, Power System Rev. Bonds:
 Series 2001-A, Subseries A-1, 5.25% 2015                                                    7,500          8,267
 Series 2003-A, Subseries A-1, MBIA insured, 5.00% 2008                                      2,000          2,199           1.44
County of Los Angeles:
 Capital Asset Leasing Corp., Cert. of Part. (Marina del Rey), Series 1993-A,
     6.50% 2008                                                                              4,945          5,051            .70
 Los Angeles Community College Dist., G.O. Bonds, 2001 Election, Series A,
     5.50% 2016                                                                              4,500          5,054            .70
 Metropolitan Transportation Auth., Proposition A First Tier Senior, Sales Tax
     Rev. Ref. Bonds, Series 2001-B, FSA insured, 5.25% 2017                                 3,530          3,859            .53
Metropolitan Water Dist. of Southern California:
 Water Rev. Ref. Bonds:
  Series 2001-A, 5.375% 2013                                                                 4,000          4,509
  Series 2004-B, 5.00% 2015                                                                  6,500          7,166
  5.00%-5.25% 2014-2015                                                                      4,076          4,488           2.23
 Waterworks G.O. Ref. Bonds, Series 2001-B, 5.25% 2016                                       3,530          3,864            .53
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds, Series 1993-A,
     6.15% 2012 (preref. 2004)                                                               8,515          8,601           1.19
Sacramento City Fncg. Auth., 2001 Capital Improvement Rev. Bonds (Water and
     Capital Improvement Projects), Series A, AMBAC insured:
 5.50% 2015                                                                                  2,000          2,247
 5.50% 2016                                                                                  5,435          6,090           1.15
Tobacco Securitization Auth. of Northern California, Tobacco Settlement
     Asset-backed Bonds (Sacramento County Tobacco Securitization Corp.),
     Series 2001-B, 5.00% 2028                                                               4,490          3,887            .53
San Bernardino Joint Powers Fncg. Auth., 2002 Tax Allocation Ref. Bonds
     (Secured by a Junior Lien on Certain Tax Increment Revenues Pledged Under
     Senior Loan Agreements), 6.625%                                                         5,000          5,174            .71
Airport Commission, City and County of San Francisco, San Francisco
     International Airport:
 Second Series Rev. Bonds:
  Issue 26-A, AMT, AMBAC insured, 5.00% 2019                                                 1,000          1,027
  AMT, FGIC insured, 5.00% 2010-2011                                                         3,945          4,255
 Second Series Rev. Ref. Bonds, AMT, MBIA insured, 5.50% 2014-2015                           2,500          2,753           1.11
San Joaquin Hills Transportation Corridor Agcy., Orange County (escrowed to maturity):
 Junior Lien Toll Road Rev. Bonds, 0% 2011                                                   1,500          1,207            .17
 Senior Lien Toll Road Rev. Bonds, 0% 2014-2023                                             14,050          7,309           1.01
South Tahoe Joint Powers Parking Fin. Auth., Parking Rev. Bonds, Series A,
     7.00% 2027                                                                              3,500          3,722            .51
City of Whittier, Health Fac. Rev. Bonds (Presbyterian Intercommunity Hospital),
     Series 2002, 5.75% 2031                                                                 5,000          5,183            .71
Yorba Linda Public Fncg. Auth., Rev. Bonds (Black Gold Golf Course Project),
     Series 2000, 7.50% 2030 (preref. 2008)                                                  5,500          6,615            .91
Other securities                                                                                          270,489          37.27
                                                                                                          470,732          64.86

                                                                                                          649,248          89.46

PUERTO RICO - 3.67%
Children's Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000,
     5.75% 2020 (preref. 2010)                                                               4,960          5,420            .75
Public Improvement Ref. G.O. Bonds:
 Series 1998-B, MBIA insured, 5.75% 2009                                                     4,575          5,231            .72
 Series 2003-C, 5.00% 2018 (put 2008)                                                        3,500          3,781            .52
Other securities                                                                                           12,218           1.68
                                                                                                           26,650           3.67

VIRGIN ISLANDS - 1.54%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes):
 Senior Lien, 5.20%-5.50% 2005-2011                                                          7,000          7,425
 Subordinate Lien, 6.00% 2004-2006                                                           2,000          2,060
 Subordinate Lien, Series 1998-E, 5.75% 2013                                                 1,595          1,655           1.54
                                                                                                           11,140           1.54

TOTAL BONDS AND NOTES (cost: $654,679,000)                                                                687,038          94.67

                                                                                         Principal         Market        Percent
                                                                                            amount          value         of net
SHORT-TERM SECURITIES  - 4.14%                                                               (000)          (000)         assets

Metropolitan Water Dist. of Southern California, Water Rev. Bonds, Series
     2000-B1, 1.33% 2035 (1)                                                                $1,200         $1,200           .16%
Pollution Control Fncg. Auth.:
 Pollution Control Rev. Ref. Bonds (Pacific Gas and Electric Co.), Series C,
     1.35% 2026 (1)                                                                          7,400          7,400           1.02
 Recovery Rev. Bonds (Atlantic Richfield Co. Project), Series A, AMT,
     1.37% 2024 (1)                                                                          4,200          4,200            .58
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-C-4, 1.32%
     2022 (1)                                                                                  700            700            .10
Other securities                                                                                           16,565           2.28

TOTAL SHORT-TERM SECURITIES (cost: $30,065,000)                                                            30,065           4.14


TOTAL INVESTMENT SECURITIES (cost: $684,744,000)                                                          717,103          98.81
Other assets less liabilities                                                                               8,644           1.19

NET ASSETS                                                                                               $725,747        100.00%

"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.


See Notes to Financial Statements

Key to Abbreviations
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. =Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


FINANCIAL STATEMENTS

Statement of assets and liabilities
at August 31, 2004                            (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market: (cost: $684,744)                                                           $717,103
 Cash                                                                                                              40
 Receivables for:
  Sales of fund's shares                                                              $2,696
  Interest                                                                             9,986                   12,682
                                                                                                              729,825
LIABILITIES:
 Payables for:
  Purchases of investments                                                             1,898
  Repurchases of fund's shares                                                           735
  Dividends on fund's shares                                                             810
  Investment advisory services                                                           216
  Services provided by affiliates                                                        355
  Deferred Trustees' compensation                                                         57
  Other                                                                                    7                    4,078
NET ASSETS AT AUGUST 31, 2004                                                                                $725,747

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                                            $692,025
 Undistributed net investment income                                                                              645
 Accumulated net realized gain                                                                                    718
 Net unrealized appreciation                                                                                   32,359
NET ASSETS AT AUGUST 31, 2004                                                                                $725,747

Shares of beneficial interest issued and outstanding - unlimited shares authorized, 43,554 total shares outstanding

                                                                                                                 Net asset value
                                                                             Net assets    Shares outstanding      per share (1)

Class A                                                                        $622,048                37,331             $16.66
Class B                                                                          23,387                 1,404              16.66
Class C                                                                          49,378                 2,963              16.66
Class F                                                                          16,316                   979              16.66
Class R-5                                                                        14,618                   877              16.66

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.31.


See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended August 31, 2004                      (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest                                                                                                             $33,402

 Fees and expenses:
  Investment advisory services                                                                   $2,486
  Distribution services                                                                           2,171
  Transfer agent services                                                                           115
  Administrative services                                                                           104
  Reports to shareholders                                                                            57
  Registration statement and prospectus                                                              15
  Postage, stationery and supplies                                                                   14
  Trustees' compensation                                                                             30
  Auditing and legal                                                                                111
  Custodian                                                                                           8
  Federal and state income taxes                                                                    149
  Other                                                                                              34                  5,294
 Net investment income                                                                                                  28,108

NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS:
 Net realized gain on investments                                                                                          714
 Net unrealized appreciation on investments                                                                             17,181
  Net realized gain and unrealized appreciation on investments                                                          17,895
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $46,003

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                                      Year ended August 31
                                                                                                   2004                   2003
OPERATIONS:
 Net investment income                                                                          $28,108                $26,578
 Net realized gain on investments                                                                   714                    192
 Net unrealized appreciation (depreciation) on investments                                       17,181                (13,698)
  Net increase in net assets resulting from operations                                           46,003                 13,072

DIVIDENDS PAID OR ACCRUED TO SHAREHOLDERS FROM NET INVESTMENT INCOME                            (27,908)               (26,500)

CAPITAL SHARE TRANSACTIONS                                                                       74,049                 37,555

TOTAL INCREASE IN NET ASSETS                                                                     92,144                 24,127

NET ASSETS:
 Beginning of year                                                                              633,603                609,476
 End of year (including undistributed net investment income:
  $645 and $414, respectively)                                                                 $725,747               $633,603

See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax Exempt Fund of California ("the fund"). The fund seeks a high level of current income exempt from regular federal and California income taxes, with a secondary objective of preservation of capital.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Classes A            Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class B                 None          Declines from 5% to zero   Classes B converts to Class A
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class F                 None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class R-5                None                    None                          None

---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Generally, income earned by the fund is exempt from federal income taxes; however, the fund might earn taxable income from the sale of certain securities purchased at a market discount.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; and amortization of discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2004, the cost of investment securities for federal income tax purposes was $684,169,000.

During the year ended August 31, 2004, the fund reclassified $35,000 from additional paid-in capital to undistributed net investment income and $4,000 from undistributed net investment income to accumulated net realized gain to align financial reporting with tax reporting.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows: (dollars in thousands)

Undistributed net investment income                                                                              $938
Undistributed long-term capital gains                                                                             718
Gross unrealized appreciation on investment securities                                                         34,130
Gross unrealized depreciation on investment securities                                                         (1,196)
Net unrealized appreciation on investment securities                                                           32,934

Distributions paid or accrued to shareholders from tax-exempt income were as follows (dollars in thousands):

                                                                       Year ended August 31
Share class                                                      2004                              2003
Class A                                                      $ 24,597                          $ 23,676
Class B                                                           759                               624
Class C                                                         1,481                             1,021
Class F                                                           495                               313
Class R-5                                                         576                               866
Total                                                        $ 27,908                          $ 26,500

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provided for monthly fees, accrued daily, of 3.00% of the fund's monthly gross income. The Board of Trustees approved an amended agreement effective June 1, 2004, continuing the series of rates to include an additional annual rate of 0.18% on daily net assets in excess of $1 billion. The amended agreement also provides for reduced monthly fees, accrued daily, of 2.50% of the fund's monthly gross income over $3,333,333. For the year ended August 31, 2004, the investment advisory services fee was $2,486,000, which was equivalent to an annualized rate of 0.365% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2004, unreimbursed expenses subject to reimbursement totaled $58,000 for Class A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

          Expenses under the agreements described above for the year ended August 31, 2004, were as follows (dollars in thousands):

         -----------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent          Administrative services
                            services         services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent
                                                             administrative        services
                                                                services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class A         $1,470            $110          Not applicable     Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class B           221               5           Not applicable     Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class C           449                                $67                 $3
                                           Included in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class F            31                                 19                  1
                                           Included in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
            Class R-5    Not applicable                            13                  1
                                           Included in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
              Total          $2,171            $115               $99                 $5
         -----------------------------------------------------------------------------------------


DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $23,000 in current fees (either paid in cash or deferred) and a net increase of $7,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                              Sales(1)                     Reinvestments of dividends
                                                                    Amount     Shares                    Amount         Shares
Year ended August 31, 2004
Class A                                                          $ 153,533      9,273                  $ 16,910          1,021
Class B                                                              4,722        285                       531             32
Class C                                                             20,783      1,252                     1,072             65
Class F                                                             11,483        693                       377             23
Class R-5                                                            3,157        191                        66              4

Total net increase (decrease)                                    $ 193,678     11,694                  $ 18,956          1,145

Year ended August 31, 2003
Class A                                                          $ 153,733      9,285                  $ 16,338            988
Class B                                                             11,504        695                       440             27
Class C                                                             29,088      1,759                       716             43
Class F                                                              5,863        355                       233             14
Class R-5                                                            2,254        135                        17              1

Total net increase (decrease)                                    $ 202,442     12,229                  $ 17,744          1,073




Share class                                                          Repurchases(1)                     Net increase (decrease)
                                                                    Amount      Shares                    Amount         Shares
Year ended August 31, 2004
Class A                                                         $ (117,049)    (7,090)                 $ 53,394          3,204
Class B                                                             (2,976)      (179)                    2,277            138
Class C                                                            (11,814)      (715)                   10,041            602
Class F                                                             (5,358)      (325)                    6,502            391
Class R-5                                                           (1,388)       (83)                    1,835            112

Total net increase (decrease)                                   $ (138,585)    (8,392)                 $ 74,049          4,447

Year ended August 31, 2003
Class A                                                         $ (147,636)    (8,938)                 $ 22,435          1,335
Class B                                                             (5,437)      (330)                    6,507            392
Class C                                                            (11,744)      (713)                   18,060          1,089
Class F                                                             (3,438)      (209)                    2,658            160
Class R-5                                                          (14,376)      (858)                  (12,105)          (722)

Total net increase (decrease)                                   $ (182,631)   (11,048)                 $ 37,555          2,254

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $120,782,000 and $54,490,000, respectively, during the year ended August 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2004, the custodian fee of $8,000 included $1,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)

                                                                                       Income from investment operations(2)
                                                                                                             Net
                                                                  Net asset                        gains (losses)
                                                                     value,            Net         on securities       Total from
                                                                  beginning     investment        (both realized       investment
                                                                  of period         income        and unrealized)      operations
CLASS A:
 Year ended 8/31/2004                                                $16.20           $.69                  $.46            $1.15
 Year ended 8/31/2003                                                 16.54            .69                  (.34)             .35
 Year ended 8/31/2002                                                 16.56            .70                   .04              .74
 Year ended 8/31/2001                                                 16.00            .74                   .63             1.37
 Year ended 8/31/2000                                                 15.72            .74                   .31             1.05
CLASS B:
 Year ended 8/31/2004                                                 16.20            .57                   .46             1.03
 Year ended 8/31/2003                                                 16.54            .57                  (.34)             .23
 Year ended 8/31/2002                                                 16.56            .58                   .04              .62
 Year ended 8/31/2001                                                 16.00            .62                   .63             1.25
 Period from 3/15/2000 to 8/31/2000                                   15.38            .24                   .67              .91
CLASS C:
 Year ended 8/31/2004                                                 16.20            .55                   .46             1.01
 Year ended 8/31/2003                                                 16.54            .55                  (.34)             .21
 Year ended 8/31/2002                                                 16.56            .56                   .04              .60
 Period from 3/19/2001 to 8/31/2001                                   16.27            .25                   .29              .54
CLASS F:
 Year ended 8/31/2004                                                 16.20            .67                   .46             1.13
 Year ended 8/31/2003                                                 16.54            .67                  (.34)             .33
 Year ended 8/31/2002                                                 16.56            .67                   .04              .71
 Period from 3/20/2001 to 8/31/2001                                   16.27            .29                   .29              .58
CLASS R-5:
 Year ended 8/31/2004                                                 16.20            .72                   .46             1.18
 Year ended 8/31/2003                                                 16.54            .72                  (.34)             .38
 Period from 7/15/2002 to 8/31/2002                                   16.39            .09                   .15              .24




                                                                        Dividends and distributions

                                                                   Dividends
                                                                   (from net   Distributions                Total       Net asset
                                                                  investment   (from capital        dividends and      value, end
                                                                     income)          gains)        distributions       of period
CLASS A:
 Year ended 8/31/2004                                                 $(.69)             -                 $(.69)          $16.66
 Year ended 8/31/2003                                                  (.69)             -                  (.69)           16.20
 Year ended 8/31/2002                                                  (.70)          (.06)                 (.76)           16.54
 Year ended 8/31/2001                                                  (.76)          (.05)                 (.81)           16.56
 Year ended 8/31/2000                                                  (.74)          (.03)                 (.77)           16.00
CLASS B:
 Year ended 8/31/2004                                                  (.57)             -                  (.57)           16.66
 Year ended 8/31/2003                                                  (.57)             -                  (.57)           16.20
 Year ended 8/31/2002                                                  (.58)          (.06)                 (.64)           16.54
 Year ended 8/31/2001                                                  (.64)          (.05)                 (.69)           16.56
 Period from 3/15/2000 to 8/31/2000                                    (.29)             -                  (.29)           16.00
CLASS C:
 Year ended 8/31/2004                                                  (.55)             -                  (.55)           16.66
 Year ended 8/31/2003                                                  (.55)             -                  (.55)           16.20
 Year ended 8/31/2002                                                  (.56)          (.06)                 (.62)           16.54
 Period from 3/19/2001 to 8/31/2001                                    (.25)             -                  (.25)           16.56
CLASS F:
 Year ended 8/31/2004                                                  (.67)             -                  (.67)           16.66
 Year ended 8/31/2003                                                  (.67)             -                  (.67)           16.20
 Year ended 8/31/2002                                                  (.67)          (.06)                 (.73)           16.54
 Period from 3/20/2001 to 8/31/2001                                    (.29)             -                  (.29)           16.56
CLASS R-5:
 Year ended 8/31/2004                                                  (.72)             -                  (.72)           16.66
 Year ended 8/31/2003                                                  (.72)             -                  (.72)           16.20
 Period from 7/15/2002 to 8/31/2002                                    (.09)             -                  (.09)           16.54




                                                                                                                         Ratio of
                                                                                 Net assets,   Ratio of expenses       net income
                                                                       Total  end of period           to average       to average
                                                                    return(3)  (in millions)          net assets       net assets
CLASS A:
 Year ended 8/31/2004                                                   7.22%          $622                  .70%            4.21%
 Year ended 8/31/2003                                                   2.12            553                  .68             4.19
 Year ended 8/31/2002                                                   4.66            542                  .68             4.34
 Year ended 8/31/2001                                                   8.83            470                  .69             4.62
 Year ended 8/31/2000                                                   6.98            394                  .72             4.78
CLASS B:
 Year ended 8/31/2004                                                   6.45             24                 1.45             3.46
 Year ended 8/31/2003                                                   1.36             21                 1.43             3.32
 Year ended 8/31/2002                                                   3.88             14                 1.42             3.53
 Year ended 8/31/2001                                                   8.04              4                 1.43             3.80
 Period from 3/15/2000 to 8/31/2000                                     5.99              1                  .67             1.77
CLASS C:
 Year ended 8/31/2004                                                   6.30             49                 1.58             3.31
 Year ended 8/31/2003                                                   1.22             38                 1.56             3.27
 Year ended 8/31/2002                                                   3.73             21                 1.55             3.37
 Period from 3/19/2001 to 8/31/2001                                     3.34              3                  .73             1.55
CLASS F:
 Year ended 8/31/2004                                                   7.07             16                  .83             4.04
 Year ended 8/31/2003                                                   1.97             10                  .82             4.03
 Year ended 8/31/2002                                                   4.47              7                  .83             4.14
 Period from 3/20/2001 to 8/31/2001                                     3.65              1                  .42             1.86
CLASS R-5:
 Year ended 8/31/2004                                                   7.40             15                  .53             4.38
 Year ended 8/31/2003                                                   2.29             12                  .51             4.37
 Period from 7/15/2002 to 8/31/2002                                     1.47             25                  .06              .55




                                                                                     Year ended August 31
                                                                  2004         2003          2002          2001             2000

Portfolio turnover rate for all classes of shares                   8%          16%           11%           27%              42%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.

See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF THE AMERICAN FUNDS TAX-EXEMPT SERIES II AND SHAREHOLDERS OF THE TAX-EXEMPT FUND OF CALIFORNIA:

We have audited the accompanying statement of assets and liabilities of The Tax-Exempt Fund of California, (the "Fund"), including the investment portfolio, as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Costa Mesa, California
October 13, 2004




TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending August 31, 2004.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid the fund from net investment income. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income earned during the fiscal year qualify as exempt-interest dividends.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


There are several ways to invest in The Tax-Exempt Fund of California. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.88 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.13 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.


EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 through August 31, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning Account          Ending Account         Expenses paid         Annualized
                                                  Value 3/1/2004         Value 8/31/2004     During Period (1)      Expense Ratio

Class A -- actual return                         $      1,000.00         $      1,004.15           $      3.49               .69%
Class A -- assumed 5% return                            1,000.00                1,021.73                  3.52               .69
Class B -- actual return                                1,000.00                1,000.42                  7.26              1.44
Class B -- assumed 5% return                            1,000.00                1,017.95                  7.32              1.44
Class C -- actual return                                1,000.00                  999.75                  7.91              1.57
Class C -- assumed 5% return                            1,000.00                1,017.29                  7.98              1.57
Class F -- actual return                                1,000.00                1,003.43                  4.14               .82
Class F -- assumed 5% return                            1,000.00                1,021.07                  4.18               .82
Class R-5 -- actual return                              1,000.00                1,004.98                  2.63               .52
Class R-5 -- assumed 5% return                          1,000.00                1,022.58                  2.65               .52

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).


BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES
                                           YEAR FIRST
                                            ELECTED A
                                           TRUSTEE OF
NAME AND AGE                              THE FUND(1)         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Ambassador                                      1999          Corporate director and author; former U.S.
Richard G. Capen, Jr., 70                                     Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                                              (communications company); former Chairman and Publisher, The Miami
                                                              Herald

H. Frederick Christie, 71                       1986          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

Diane C. Creel, 55                              1994          Chairman of the Board and CEO, Ecovation, Inc.
                                                              (organic waste management)

Martin Fenton, 69                               1989          Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 58                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

Richard G. Newman, 69                           1991          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional technical services)

Frank M. Sanchez, 61                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)


"NON-INTERESTED" TRUSTEES

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
                                             OVERSEEN
NAME AND AGE                               BY TRUSTEE         OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Ambassador                                       14           Carnival Corporation
Richard G. Capen, Jr., 70

H. Frederick Christie, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Diane C. Creel, 55                               12           Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 69                                16           None

Leonard R. Fuller, 58                            14           None

Richard G. Newman, 69                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 61                             12           None


"INTERESTED" TRUSTEES(4)

                                           YEAR FIRST
                                            ELECTED A
                                           TRUSTEE OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                              OFFICER OF         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                        THE FUND(1)         PRINCIPAL UNDERWRITER OF THE FUND

Paul G. Haaga, Jr., 55                          1986          Executive Vice President and Director, Capital
Chairman of the Board                                         Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

Abner D. Goldstine, 74                          1986          Senior Vice President and Director, Capital
President                                                     Research and Management Company

Don R. Conlan, 68                               1996          President (retired), The Capital Group Companies, Inc.(5)


"INTERESTED" TRUSTEES(4)

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
NAME, AGE AND                                OVERSEEN
POSITION WITH FUND                         BY TRUSTEE         OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Paul G. Haaga, Jr., 55                           17           None
Chairman of the Board

Abner D. Goldstine, 74                           12           None
President

Don R. Conlan, 68                                 6           None


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.


OTHER OFFICERS

                                           YEAR FIRST
                                              ELECTED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                              AN OFFICER         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                     OF THE FUND(1)         UNDERWRITER OF THE FUND

Neil L. Langberg, 51                            1986          Vice President -- Investment Management Group,
Senior Vice President                                         Capital Research and Management Company

David A. Hoag, 39                               1999          Senior Vice President, Capital Research Company(5)
Vice President

Edward B. Nahmias, 52                           2001          Executive Vice President and Director, Capital
Vice President                                                Research Company(5)

Kristine M. Nishiyama, 34                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company

Julie F. Williams, 56                           1986          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sharon G. Moseley, 36                           2003          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 40                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 34                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT
ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Costa Mesa, CA 92626-1979

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE AMERICAN FUNDS AND SEC WEBSITES.

A complete portfolio of The Tax-Exempt Fund of California's investments is available upon request, free of charge, by calling American Funds Service Company or accessing the U.S. Securities and Exchange Commission website.

The Tax-Exempt Fund of California files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge, upon request, by accessing the U.S. Securities and Exchange Commission website or by calling American Funds Service Company. You may also review or, for a fee, copy the forms at the Commission's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
>  The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-920-1004P

Litho in USA RCG/INS/8069-S1921

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Martin Fenton, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
a)       Audit Fees:
                                    2003             $41,000
                                    2004             $42,000
b) Audit- Related Fees:
                                    2003             none
2004     $6,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's investment
                                    adviser conducted in accordance with
                                    Statement on Auditing Standards Number 70
                                    issued by the American Institute of
                                    Certified Public Accountants.
c) Tax Fees:
                                    2003             $5,000
                                    2004             $6,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the Registrant's tax returns.

d) All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
b) Audit- Related Fees:
                                    2003             $339,000
                                    2004             $259,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's transfer
                                    agency and investment adviser conducted in
                                    accordance with Statement on Auditing
                                    Standards Number 70 issued by the American
                                    Institute of Certified Public Accountants.
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $351,000 for fiscal year 2003 and $309,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable.

ITEM 6 - Schedule of Investments

[logo - AMERICAN FUNDS(r)]



THE TAX-EXEMPT FUND OF CALIFORNIA
Investment portfolio
August 31, 2004

                                                                                         Principal amount     Market value
BONDS AND NOTES -- 94.67%                                                                           (000)            (000)

California -- 89.46%
State issuers -- 24.60%
CSUCI Fin. Auth., Rev. Bonds (Rental Housing and Town Center), Series 2004-A,
     2.50% 2044 (put 2007)                                                                         $2,250           $2,274
Economic Recovery Bonds, Series 2004-A, 5.00% 2016                                                  2,000            2,140
Economic Recovery Bonds, Series 2004-B-4, 5.00% 2023 (put 2008)                                     1,000            1,094
Educational Facs. Auth. Rev. Bonds (University of San Francisco), Series 1996,
     MBIA insured, 5.70% 2011                                                                       1,190            1,380
Educational Facs. Auth. Rev. Ref. Bonds (Stanford University), Series R, 5.00%
     2021                                                                                           1,000            1,054
G.O. Bonds, XLCA insured, 4.50% 2010                                                                2,000            2,169
G.O. Bonds, XLCA-ICR insured, 5.00% 2014                                                            2,000            2,157
G.O. Bonds 5.25% 2015                                                                               2,000            2,206
G.O. Bonds 5.25% 2016                                                                               1,000            1,092
G.O. Bonds 5.00% 2017                                                                               1,000            1,061
Various Purpose G.O. Bonds 5.25% 2014                                                               2,350            2,613
Veterans G.O. Bonds, Series BG, 4.95% 2010                                                          1,175            1,262
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, Series 2003-A1, 6.25% 2033                                                              9,150            8,544
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, Series 2003-A1, 6.75% 2039                                                              2,000            1,870
Health Facs. Fncg. Auth. Health Fac. Rev. Bonds (Adventist Health System/West),
     Series 2003-A, 5.00% 2017                                                                      1,000            1,033
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A,
     5.00% 2006                                                                                       630              656
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A,
     5.00% 2006 (escrowed to maturity)                                                                870              921
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A,
     5.00% 2007                                                                                       425              447
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A,
     5.00% 2007 (escrowed to maturity)                                                                575              622
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A,
     5.25% 2008                                                                                       740              789
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A,
     5.25% 2008 (escrowed to maturity)                                                              1,010            1,115
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Cert. of Part.,
     Series 1999-A, 6.50% 2020                                                                      5,345            5,799
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-I,
     4.95% 2026 (put 2014)                                                                          2,000            2,037
Health Facs. Fncg. Auth., Hospital Rev. Bonds (Downey Community Hospital),
     Series 1993, 5.625% 2008                                                                       2,000            1,988
Health Facs. Fncg. Auth., Hospital Rev. Bonds (Downey Community Hospital),
     Series 1993, 5.75% 2015                                                                        1,095            1,028
Health Facs. Fncg. Auth., Rev. Bonds (Kaiser Permanente), Series 1998-B,
     5.25% 2013                                                                                     2,000            2,219
Health Facs. Fncg. Auth., Rev. Bonds (Little Co. of Mary Health Services),
     Series 1998, AMBAC insured, 5.00% 2010                                                         2,170            2,373
Health Facs. Fncg. Auth., Rev. Bonds (Little Co. of Mary Health Services),
     Series 1998, AMBAC insured, 5.00% 2013                                                         1,125            1,227
Health Facs. Fncg. Auth., Rev. Bonds (Stanford Hospital and Clinics), Series
     2003-A, 5.00% 2011                                                                             1,460            1,585
Health Facs. Fncg. Auth., Rev. Bonds (Stanford Hospital and Clinics), Series
     2003-A, 5.00% 2017                                                                             3,680            3,861
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1995-B2, AMT, AMBAC
     insured, 5.70% 2007                                                                              570              596
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1997-B-3, AMT, MBIA
     insured, 5.10% 2012                                                                              315              328
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 1997-C-1, Class
     III, MBIA insured, 5.05% 2011                                                                    455              461
Infrastructure and Econ. Dev. Bank, Bay Area Toll Bridges Seismic Retrofit Rev.
     Bonds, First Lien Bonds, Series 2003-A, FSA insured, 5.25% 2014                                1,500            1,685
Infrastructure and Econ. Dev. Bank, Clean Water State Revolving Fund Rev. Bonds,
     Series 2002, 5.00% 2012                                                                        1,000            1,120
Infrastructure and Econ. Dev. Bank, Clean Water State Revolving Fund Rev. Bonds,
     Series 2002, 5.00% 2014                                                                        2,200            2,445
Infrastructure and Econ. Dev. Bank, Clean Water State Revolving Fund Rev. Bonds,
     Series 2002, 5.00% 2015                                                                        2,000            2,184
Infrastructure and Econ. Dev. Bank, Clean Water State Revolving Fund Rev. Bonds,
     Series 2002, 5.00% 2016                                                                        5,000            5,423
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Browning-Ferris
     Industries of California, Inc. Project), BFI Corp., Guarantee, Series
     1996-A, AMT, 5.80% 2016                                                                        5,000            4,671
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (USA Waste
     Services, Inc. Project), Series 1998-A, AMT, 5.10% 2018                                        4,000           $4,210
Pollution Control Fncg. Auth., Variable Rate Demand Solid Waste Disposal Rev.
     Bonds (Waste Management, Inc. Project), Series 2001-A, AMT, 5.125% 2031
     (put 2014)                                                                                     2,000            2,076
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison,
     Imperial County), Series 1991-A, 6.50% 2017                                                    1,000            1,202
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern
     County at Delano II), Series 2003-C, 5.50% 2013                                                1,000            1,117
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern
     County at Delano II), Series 2003-C, 5.50% 2022                                                1,000            1,067
Public Works Board, Lease Rev. Bonds, (Dept. of Corrections, State Prison,
     Lassen County-Susanville), Series 1993-D, FSA insured, 5.25% 2015                              2,000            2,262
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State
     Hospital), Series 2004-A, 5.00% 2011                                                           2,445            2,658
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State
     Hospital), Series 2004-A, 5.25% 2013                                                           1,000            1,102
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State
     Hospital), Series 2004-A, 5.50% 2016                                                           2,000            2,224
Public Works Board, Lease Rev. Ref. Bonds (Dept. of Corrections, State
     Prison-Lassen County, Susanville), Series 2004-E, XLCA insured, 5.00% 2015                     2,500            2,746
Public Works Board, Lease Rev. Ref. Bonds (Dept. of Corrections, State
     Prison-Monterey County), Series 1998-C, 5.25% 2007                                             2,000            2,167
Public Works Board, Lease Rev. Ref. Bonds (Dept. of Corrections, Various State
     Prisons), Series 1993-A, AMBAC insured, 5.25% 2013                                             1,000            1,132
Rural Home Mortgage Fin. Auth., Single-family Mortgage Rev. Bonds
     (Mortgage-backed Securities Program), Series 1995-B, AMT, 7.75% 2026                              40               40
Rural Home Mortgage Fin. Auth., Single-family Mortgage Rev. Bonds
     (Mortgage-backed Securities Program) Series 1996-A, AMT, 7.75% 2027                               70               71
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
     Apartment Communities, LP), Series 1998-A1, AMT, 5.05% 2025 (put 2008)                         5,300            5,580
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
     Apartment Communities, LP), Series 1998-A3, 5.10% 2025 (put 2010)                              5,000            5,291
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
     Apartment Communities, LP), Series 1998-A4, 5.25% 2025 (put 2013)                              1,500            1,563
Statewide Communities Dev. Auth., Citrus Valley Health Partners, Inc., Cert. of
     Part., MBIA insured, 5.50% 2011                                                                1,000            1,133
Statewide Communities Dev. Auth., Insured Health Fac. Rev. Bonds (Los Angeles
     Jewish Home for the Aging), Series 2003, 5.00% 2011                                            1,000            1,089
Statewide Communities Dev. Auth., Insured Health Fac. Rev. Bonds (Los Angeles
     Jewish Home for the Aging), Series 2003, 5.25% 2023                                            2,000            2,074
Statewide Communities Dev. Auth., Health Fac. Rev. Bonds (Memorial Health
     Services), Series 2003-A, 6.00% 2014                                                           2,000            2,237
Statewide Communities Dev. Auth., Health Fac. Rev. Bonds (Memorial Health
     Services), Series 2003-A, 6.00% 2016                                                           2,000            2,207
Statewide Communities Dev. Auth., Health Fac. Rev. Bonds (Memorial Health
     Services), Series 2003-A, 6.00% 2023                                                           3,000            3,210
Statewide Communities Dev. Auth., Health Fac. Rev. Bonds (Community Hospital of
     the Monterey Peninsula), Series 2003-B, FSA insured, 5.00% 2011                                1,580            1,749
Statewide Communities Dev. Auth., Health Fac. Rev. Bonds (Community Hospital of
     the Monterey Peninsula), Series 2003-B, FSA insured, 5.25% 2018                                2,500            2,730
Statewide Communities Dev. Auth., Health Fac. Rev. Bonds (Community Hospital of
     the Monterey Peninsula), Series 2003-B, FSA insured, 5.25% 2023                                  500              531
Statewide Communities Dev. Auth., Hospital Rev. Cert. of  Part. (Cedars-Sinai
     Medical Center), Series 1992, 6.50% 2012                                                       5,470            6,193
Statewide Communities Dev. Auth., Cert. of Part., Internext Group 5.375% 2017                       6,375            6,451
Statewide Communities Dev. Auth. (Kaiser Permanente Rev. Bonds), Series 2004-I,
     3.45% 2035 (put 2011)                                                                          2,000            1,979
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity
     Residential/The Ashton Apartments), Issue 1999-C, 5.20% 2029 (put 2009)                        1,000            1,072
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds
     (Equity Residential/Parkview Terrace Club Apartments), Issue 1999-B, 5.20%
     2029 (put 2009)                                                                                3,100            3,324
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity
     Residential/Skylark Apartments), Issue 1999-D, 5.20% 2029 (put 2009)                           1,440            1,544
Statewide Communities Dev. Auth., Solid Waste Disposal Rev. Bonds (Waste
     Management, Inc. Project), Series 2001, AMT, 2.90% 2011 (put 2007)                             2,000            1,985
Dept. of Water Resources, Central Valley Project, Water System Rev. Bonds,
     Series X, FGIC insured, 5.50% 2016                                                             3,100            3,607
Dept. of Water Resources, Central Valley Project, Water System Rev. Bonds,
     Series W, 5.50% 2017                                                                           2,000            2,257
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 6.00% 2013                        4,000            4,642
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.875% 2016                       1,000            1,140
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.75% 2017                        2,500            2,820
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, AMBAC insured,
     5.50% 2015                                                                                     2,000            2,250
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, AMBAC insured,
     5.50% 2016                                                                                     1,000            1,122
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, MBIA insured,
     5.50% 2010                                                                                     2,365            2,675
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, MBIA insured,
     5.50% 2011                                                                                     1,000            1,136
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, XLCA insured,
     5.375% 2017                                                                                    3,000            3,322

CITY AND COUNTY ISSUERS -- 64.86%
Alameda County Joint Powers Auth., Lease Rev. Bonds (Juvenile Justice Fac.),
     Series 2004-D, XLCA insured, 5.125% 2012                                                       2,500            2,803
Alta Loma School Dist. (San Bernardino County), G.O. Bonds, 1999 Election,
     Series A, FGIC insured, 0% 2021                                                                2,500            1,096
Anaheim Public Fncg. Auth., Lease Rev. Bonds (Anaheim Public Improvement
     Project), Senior Lease Rev. Bonds, Series 1997-A, FSA insured, 6.00% 2024                      1,500            1,788
Anaheim Public Fncg. Auth., Lease Rev. Bonds (Anaheim Public Improvement
     Project), Subordinate Lease Rev. Bonds, Series 1997-C, FSA insured, 0% 2022                    2,000              811
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds, Subordinated
     Series B, 5.70% 2010                                                                           1,295            1,408
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Cert. of
     Part. (Stanford University Hospital), Series 1993, 5.75% 2005 (escrowed
     to maturity)                                                                                   1,240            1,303
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Cert. of
     Part. (Stanford University Hospital), Series 1993, 5.50% 2013
     (preref. 2005)                                                                                 1,500            1,562
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.,
     Multi-family Housing Rev. Ref. Bonds (Archstone/Redwood Shores Apartments),
     Series 2000-A, 5.30% 2008                                                                      1,000            1,068
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev.
     Bonds (San Diego Hospital Association), Series 2001-A, 5.50% 2009                              6,800            7,378
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Bonds
     (San Diego Hospital Association), Series 2001-A, 6.125% 2020                                   3,500            3,733
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (American Baptist Homes Foundation), Series 1998-A,
     6.10% 2017                                                                                     3,705            3,742
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (American Baptist Homes of the West Facs. Project), Series
     1997-A, 5.25% 2007                                                                               580              597
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (American Baptist Homes of the West Facs. Project), Series
     1997-A, 5.75% 2017                                                                             1,500            1,481
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (American Baptist Homes of the West Facs. Project), Series
     1997-A, 5.85% 2027                                                                             1,000              928
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (American Baptist Homes of the West Facs. Project), Series
     1997-A, 6.20% 2027                                                                             4,170            4,050
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.00% 2005                           1,500            1,527
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.00% 2009                           4,600            4,791
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.125% 2013                          1,000            1,013
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.125% 2018                          2,215            2,160
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern
     California Presbyterian Homes Obligated Group (Redwood Senior Homes and
     Services), Rev. Bonds, Series 2002, 6.00% 2022                                                 1,750            1,807
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern
     California Presbyterian Homes Obligated Group (Redwood Senior Homes and
     Services), Rev. Bonds, Series 2002, 6.125% 2032                                                4,000            4,069
Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds, Series
     2001-D, 5.125% 2015                                                                            4,000            4,340
Beverly Hills Unified School Dist. (Los Angeles County), G.O. Bonds, Election
     of 2002, Series A, 5.375% 2017                                                                 1,000            1,118
Beverly Hills Unified School Dist. (Los Angeles County), G.O. Bonds, Election
     of 2002, Series A, 5.00% 2022                                                                  1,500            1,570
Cabrillo Community College Dist., Santa Cruz County, Election of 1998 G.O.
     Bonds, Series B, FGIC insured, 0% 2016                                                         1,500              887
California County Tobacco Securitization Agcy., Tobacco Settlement Asset-backed
     Bonds (Alameda County Tobacco Asset Securitization Corp.), Series 2002,
     5.75% 2029                                                                                     2,000            1,732
Calleguas - Las Virgenes Public Fncg. Auth., Rev. Ref. Bonds (Calleguas
     Municipal Water Dist. Project), Series 2003-B, MBIA insured, 5.25% 2020                        1,565            1,699
Capistrano Unified School Dist., Community Facs. Dist. No. 90-2 (Talega),
     Improvement Area No. 2002-1, Special Tax Bonds, Series 2003, 6.00% 2033                        1,200            1,226
City of Cathedral City, Community Facs. Dist. No. 2000-1, Special Tax Bonds,
     6.625% 2023                                                                                      815              860
City of Cathedral City, Community Facs. Dist. No. 2000-1, Special Tax Bonds,
     6.70% 2030                                                                                     3,750            3,926
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds (Carson Ice-Gen
     Project), Series 1993, 6.00% 2009                                                                425              440
Central Valley School Districts Fncg. Auth. (School Dist. G.O. Bond Ref.
     Program), Rev. Bonds, Series 1998-A, MBIA insured, 6.25% 2011                                  1,000            1,180
Cerritos Public Fncg. Auth., 2002 Tax Allocation Rev. Bonds (Cerritos Redev.
     Projects), Series A, AMBAC insured, 5.00% 2017                                                 1,000            1,106
Chaffey Community College Dist., San Bernardino County, G.O. Bonds, Series
     2002-A, FSA insured, 5.25% 2016                                                                1,620            1,794
City of Chino Hills, Community Facs. Dist. No. 10 (Fairfield Ranch), Special
     Tax Bonds, 6.95% 2030                                                                          2,000            2,140
City of Chula Vista, Industrial Dev. Rev. Bonds (Sand Diego Gas & Electric Co.),
     Series 1997-A, AMT, 4.90% 2023                                                                 2,000            1,971
City of Commerce, Community Dev. Commission, Redev. Project No. 1, Subordinate
     Lien Tax Allocation Ref. Bonds, Series 1997-B, 5.50% 2008                                      1,000            1,078
East Bay Municipal Utility Dist. (Alameda and Contra Costa Counties), Water
     System Subordinated Rev. Bonds, Series 2001, 5.25% 2016                                        7,000            7,704
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.),
     Special Tax Bonds, Series 1999, 6.125% 2016                                                      995            1,051
Ref. Cert. of Part., Elsinore Valley Municipal Water Dist. (Riverside County),
     Series 2002, FGIC insured, 5.375% 2015                                                         2,125            2,421
Ref. Cert. of Part., Elsinore Valley Municipal Water Dist. (Riverside County),
     Series 2002, FGIC insured, 5.375% 2017                                                         3,385            3,865
Escondido Union School Dist., G.O. Bonds, Election of 2002 (San Diego County),
     Series A, FSA insured, 5.25% 2017                                                              2,015          2,227
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds, Series 1999,
     6.20% 2011                                                                                     1,475            1,592
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds, Series 1999,
     7.00% 2024                                                                                     1,000            1,076
City of Folsom, Community Facs. Dist. No. 14 (Parkway Phase II), Special Tax
     Bonds, Series 2002, 6.30% 2032                                                                 4,000            4,153
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.50% 2015                                                                        1,105            1,189
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.625% 2030                                                                       5,250            5,518
City of Fontana, Community Facs. Dist. No. 22 (Sierra Hills South), Special Tax
     Bonds, Series 2004, 6.00% 2034                                                                 4,000            4,031
Foothill-De Anza Community College Dist., Santa Clara County, Election of 1999
     G.O. Bonds, Series B, FGIC insured, 5.25% 2017                                                 3,085            3,417
Foothill/Eastern Transportation Corridor Agcy., Toll Road Rev. Bonds, Series
     1995-A, 6.00% 2016 (preref. 2010)                                                              1,000            1,166
City of Fullerton, Community Facs. Dist. No.1 (Amerige Heights), Special Tax
     Bonds, Series 2002, 6.10% 2022                                                                 1,000            1,041
City of Fullerton, Community Facs. Dist. No.1 (Amerige Heights), Special Tax
     Bonds, Series 2002, 6.20% 2032                                                                 2,500            2,570
Fullerton School Dist. (Orange County), G.O. Bonds, 2002 Election, Series A,
     FGIC insured, 5.375% 2017                                                                      2,340            2,580
Community Facs. Dist. No. 2001-1 of the Fullerton School Dist., 2001 Special
     Tax Bonds, 6.375% 2031                                                                         3,000            3,257
Golden West Schools Fncg. Auth., 1999 Rev. Bonds (School Dist. G.O. Bonds Ref.
     Program), Series A, MBIA insured, 0% 2018                                                      2,750            1,446
Imperial Irrigation Dist., Electric System Rev. Ref. Bonds, Series 1998, MBIA
     insured, 5.00% 2018                                                                            2,000            2,138
Independent Cities Lease Finance Auth., Mobile Home Park Rev. Bonds (Hermosa
     Beach, Marineland Mobile Home Park), Series 2004-A, 6.375% 2039                                3,935            4,003
City of Irvine, Assessment Dist. No. 00-18, Limited Obligation Improvement
     Bonds, Group Three, 5.55% 2026                                                                 2,000            1,988
City of Irvine, Assessment Dist. No. 00-18, Limited Obligation Improvement
     Bonds, Group Two, 5.10% 2016                                                                   1,730            1,774
City of Irvine, Assessment Dist. No. 00-18, Limited Obligation Improvement
     Bonds, Group Two, 5.60% 2022                                                                   2,500            2,580
City of Irvine, Assessment Dist. No. 00-18, Limited Obligation Improvement
     Bonds, Group Two, 5.70% 2026                                                                   2,750            2,804
Joint Powers Health Fncg. Auth., Cert. of Part. (Community Hospitals of Central
     California Project), Series 2000, 6.00% 2020                                                   2,220            2,326
Joint Powers Health Fncg. Auth., Cert. of Part. (Community Hospitals of Central
     California Project), Series 2001, 6.00% 2015                                                   1,000            1,076
City of La Verne, Rev. Cert. of Part. (Brethren Hillcrest Homes), Series 2003-B,
     6.625% 2025                                                                                    4,500            4,581
City of Lake Elsinore, Community Facs. Dist. No. 2003-2 (Canyon Hills), Special
     Tax Bonds, Series 2004A, 5.95% 2034                                                            2,500            2,484
Lammersville School Dist., Community Facs. Dist. No. 2002 (Mountain House),
     Special Tax Bonds, Series 2002, 6.375% 2032                                                    4,500            4,729
Lancaster Redev. Agcy., Combined Redev. Project Areas (Housing Programs), Tax
     Allocation Ref. Bonds, Series 2003, MBIA insured, 5.25% 2018                                   1,935            2,188
Lee Lake Water Dist., Community Facs. Dist. No. 1 (Sycamore Creek), Special Tax
     Bonds, Series 2003, 6.00% 2033                                                                 1,780            1,824
City of Lincoln, Community Facs. Dist. No. 2003-1 (Lincoln Crossing Project),
     Special Tax Bonds, Series 2003-A, 6.125% 2033                                                  4,000            4,041
City of Lincoln, Community Facs. Dist. No. 2003-1 (Lincoln Crossing Project),
     Special Tax Bonds, Series 2004, 6.00% 2034                                                     2,750            2,795
Long Beach Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of the Pacific
     Project), Series 2001, AMBAC insured, 5.50% 2016                                               4,380            4,937
City of Long Beach, Fncg. Auth. Rev. Bonds, Series 1992, AMBAC insured, 6.00%
     2017                                                                                             750              893
City of Long Beach, Harbor Rev. Bonds, Series 2002-B, AMT, MBIA insured, 5.00%
     2010                                                                                           1,030            1,118
City of Long Beach, Harbor Rev. Bonds, Series 2000-A, AMT, FGIC insured, 5.75%
     2013                                                                                           2,500            2,806
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2004-A, AMT, FGIC insured,
     5.00% 2011                                                                                     2,000            2,166
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2004-A, AMT, FGIC insured,
     5.00% 2014                                                                                     1,930            2,077
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2004-A, AMT, FGIC insured,
     5.00% 2015                                                                                     1,000            1,070
Los Altos School Dist. (County of Santa Clara), G.O. Bonds, Electon of 1998,
     Series B, 5.00% 2015                                                                           1,000            1,081
City of Los Angeles, Harbor Dept. Rev. Bonds, Issue 1988, 7.60% 2018 (escrowed
     to maturity)                                                                                   1,750            2,225
City of Los Angeles, Harbor Dept. Rev. Bonds, Series 1996-B, AMT, 6.00% 2013                        5,980            6,419
City of Los Angeles, Multi-family Housing Rev. Bonds (GNMA Collateralized -
     Ridgecroft Apartments Project), Series 1997-E, AMT, 6.125% 2027                                2,005            2,084
City of Los Angeles, State Building Auth., Lease Rev. Bonds (Dept. of General
     Services Lease), Series 1999-A, 5.40% 2015                                                     1,000            1,070
Dept. of Water and Power of the City of Los Angeles, Power System Rev. Bonds,
     Series 2001-A, Subseries A-1, 5.25% 2015                                                       7,500            8,267
Dept. of Water and Power of the City of Los Angeles, Power System Rev. Bonds,
     Series 2003-A, Subseries A-1, MBIA insured, 5.00% 2008                                         2,000            2,199
Dept. of Water and Power of the City of Los Angeles, Water System Rev. Bonds,
     Series 2001-A, 5.125% 2032                                                                     1,000            1,019
County of Los Angeles, Capital Asset Leasing Corp., Cert. of Part. (Marina del
     Rey), Series 1993-A, 6.50% 2008                                                                4,945            5,051
County of Los Angeles, Cert. of Part. (1993 Disney Parking Project), AMBAC
     insured, 0% 2014                                                                               3,000            1,979
County of Los Angeles, Los Angeles Community College Dist., G.O. Bonds, 2001
     Election, Series A, 5.50% 2016                                                                 4,500            5,054
Los Angeles Unified School Dist. (County of Los Angeles), 2002 G.O. Ref. Bonds,
     MBIA insured, 5.75% 2015                                                                       1,000            1,182
Los Angeles Unified School Dist. (County of Los Angeles), G.O. Bonds, Election
     of 2002, Series 2003-A, MBIA insured, 5.375% 2016                                              1,000            1,122
Los Angeles Unified School Dist. (County of Los Angeles), G.O. Bonds, Election
     of 2002, Series 2003-A, MBIA insured, 5.375% 2017                                              1,000            1,117
Los Angeles County Metropolitan Transportation Auth., Proposition A First Tier
     Senior, Sales Tax Rev. Ref. Bonds, Series 2001-B, FSA insured, 5.25% 2017                      3,530            3,859
Metropolitan Water Dist. of Southern California, Water Rev. Bonds, Series 1997A,
     MBIA insured, 5.00% 2026 (preref. 2008)                                                        1,055            1,163
Metropolitan Water Dist. of Southern California, Water Rev. Ref. Bonds, Series
     2001-A, 5.375% 2013                                                                            4,000            4,509
Metropolitan Water Dist. of Southern California, Water Rev. Ref. Bonds, Series
     2003-A, 5.00% 2014                                                                             1,000            1,111
Metropolitan Water Dist. of Southern California, Water Rev. Ref. Bonds, Series
     2003-A, 5.25% 2015                                                                             3,075            3,377
Metropolitan Water Dist. of Southern California, Water Rev. Ref. Bonds, Series
     2004-B, 5.00% 2015                                                                             6,500            7,166
Metropolitan Water Dist. of Southern California, Waterworks G.O. Ref. Bonds,
     Series 2001-B, 5.25% 2016                                                                      3,530            3,864
Metropolitan Water Dist. of Southern California, Waterworks G.O. Ref. Bonds,
     Series 2001-B, 5.25% 2018                                                                      2,000            2,175
Metropolitan Water Dist. of Southern California, Waterworks Rev. Ref. Bonds,
     Series 2004-A, 5.00% 2026 (preref. 2008)                                                         910            1,003
Milpitas Redev. Agcy., Project Area 1 Tax Allocation Bonds, Series 2003, MBIA
     insured, 5.00% 2014                                                                            3,000            3,303
Northern California Power Agcy., Geothermal Project Number 3 Special Rev. Bonds,
     1993 Ref. Series A, 5.60% 2006 (escrowed to maturity)                                          1,000            1,074
Northern California Power Agcy., Geothermal Project Number 3 Special Rev. Bonds,
     1993 Ref. Series A, 5.65% 2007 (escrowed to maturity)                                          1,025            1,134
Oak Park Unified School Dist. (Ventura County), G.O. Bonds, Election of 1977,
     Series 2000, FSA insured, 0% 2015                                                              2,300           1,456
Port of Oakland, Rev. Bonds, Series 2000-K, AMT, FGIC insured, 5.25% 2007                           2,000            2,172
Port of Oakland, Rev. Bonds, Series 2000-K, AMT, FGIC insured, 5.75% 2014                           1,500            1,668
Port of Oakland, Rev. Bonds, Series 2002-M, 5.25% 2015                                              1,100            1,224
Community Facs. Dist. No. 1999-1 of the County of Orange (Ladera Ranch), Special
     Tax Bonds, Series 1999-A, 6.70% 2029                                                           1,000            1,115
Community Facs. Dist. No. 2000-1 of the County of Orange (Ladera Ranch), Special
     Tax Bonds, Series 2000-A, 6.20% 2023                                                           1,780            1,836
Community Facs. Dist. No. 2000-1 of the County of Orange (Ladera Ranch), Special
     Tax Bonds, Series 2000-A, 6.25% 2030                                                           1,800            1,861
Community Facs. Dist. No. 2001-1 of the County of Orange (Ladera Ranch), Special
     Tax Bonds, Series 2002-A, 6.00% 2032                                                           2,400            2,464
Community Facs. Dist. No. 2002-1 of the County of Orange (Ladera Ranch), Special
     Tax Bonds, Series 2003-A, 5.125% 2018                                                          1,180            1,203
Community Facs. Dist. No. 2002-1 of the County of Orange (Ladera Ranch), Special
     Tax Bonds, Series 2003-A, 5.55% 2033                                                           1,500            1,505
Community Facs. Dist. No. 2003-1 of the County of Orange (Ladera Ranch), Special
     Tax Bonds, Series 2004-A 5.60% 2028                                                            1,000            1,014
Community Facs. Dist. No. 2003-1 of the County of Orange (Ladera Ranch), Special
     Tax Bonds, Series 2004-A, 5.625% 2034                                                          1,750            1,778
County of Orange, Limited Obligation Improvement Bonds, Irvine Coast Assessment
     Dist. No. 88-1, Series 1998-A, 5.25% 2009                                                        670              692
County of Orange Local Transportation Auth., First Senior Fixed-Rate Bonds,
     AMBAC insured, 5.00% 2011                                                                      2,000            2,219
County of Orange Local Transportation Auth., First Senior Fixed-Rate Bonds,
     MBIA insured, 6.00% 2009                                                                       1,500            1,716
County of Orange, Recovery Cert. of Part., Series 1996-A, MBIA insured, 6.00%
     2008                                                                                           1,500            1,702
Poway Unified School Dist., Community Facs. Dist. No. 1, Special Tax Bonds,
     Series 1998, MBIA insured, 5.00% 2010                                                          1,000            1,098
Orange County Water Dist., Rev. Cert. of Part., Series 1999-A, 5.25% 2022                           1,960            2,089
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center), Limited
     Obligation Ref. Bonds, 5.60% 2005                                                              2,565            2,649
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center), Limited
     Obligation Ref. Bonds, 5.70% 2006                                                              1,050            1,097
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds, Series 1993-A,
     6.15% 2012                                                                                     8,515            8,601
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre), Special
     Tax Ref. Bonds, Series 1998, 6.50% 2008                                                        1,000            1,110
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre), Special
     Tax Ref. Bonds, Series 1998, 6.50% 2009                                                        1,320            1,472
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre), Special
     Tax Ref. Bonds, Series 1998, 6.50% 2010                                                        1,715            1,898
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre), Special
     Tax Ref. Bonds, Series 1998, 6.75% 2015                                                        2,050            2,296
City of Riverside, Electric Rev. Bonds, Issue 2001, FSA insured, 5.25% 2015                         1,000            1,100
Riverside County Public Fncg. Auth., Cert. of Part., Air Force Village West,
     Inc., 5.40% 2009                                                                                 950            1,012
City of Roseville, Highland Reserve North Community Facs. Dist. No. 1, Special
     Tax Bonds, Series 1999, 6.00% 2011                                                               995           1,108
City of Roseville, Highland Reserve North Community Facs. Dist. No. 1, Special
     Tax Bonds, Series 1999, 6.30% 2025                                                             1,750            1,863
City of Roseville, North Roseville Community Facs. Dist. No. 1, Special Tax
     Bonds, Series 1998, 5.20% 2007                                                                 1,095            1,114
City of Roseville, Woodcreek West Community Facs. Dist. No. 1, Special Tax
     Bonds, Series 1999, 6.50% 2015                                                                 1,000            1,075
City of Roseville, Woodcreek West Community Facs. Dist. No. 1, Special Tax
     Bonds, Series 1999, 6.70% 2025                                                                 2,750            2,916
Sacramento City Fncg. Auth., 2001 Capital Improvement Rev. Bonds (Water and
     Capital Improvement Projects), Series A, AMBAC insured, 5.50% 2015                             2,000            2,247
Sacramento City Fncg. Auth., 2001 Capital Improvement Rev. Bonds (Water and
     Capital Improvement Projects), Series A, AMBAC insured, 5.50% 2016                             5,435            6,090
City of Sacramento Fncg. Auth. (City Hall and Redev. Projects), Rev. Bonds,
     Series 2002-A, FSA insured, 5.25% 2016                                                         2,000            2,221
City of Sacramento, North Natomas Community Facs. Dist. No. 4, Special Tax
     Bonds, Series 2003-C, 6.00% 2033                                                               1,000            1,019
City of Sacramento, North Natomas Regency Park Community Facs. Dist. No.
     2001-03, Special Tax Bonds, 6.00% 2028                                                         1,755           1,783
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds (Procter &
     Gamble Project), Series 1995, 7.00% 2005                                                       1,700            1,771
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds (Procter &
     Gamble Project), Series 1995, 6.375% 2010                                                      1,600            1,668
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds (Procter &
     Gamble Project), Series 1995, 6.375% 2010 (preref. 2005)                                       1,085            1,152
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds (Procter &
     Gamble Project), Series 1995, 6.50% 2014 (preref. 2005)                                        1,000            1,063
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds (Procter &
     Gamble Project), Series 1995, 6.50% 2021 (preref. 2005)                                        3,000            3,190
Sacramento Municipal Utility Dist., Electric Rev. Bonds, Series 1997-K, AMBAC
     insured, 5.70% 2017                                                                            2,500            2,936
Sacramento Municipal Utility Dist., Electric Rev. Ref. Bonds, Series 2001-O,
     MBIA insured, 5.25% 2015                                                                       1,280            1,416
Sacramento Municipal Utility Dist., Electric Rev. Ref. Bonds, Series 2002-Q,
     5.25% 2017                                                                                     1,000            1,106
County of Sacramento, Airport System Rev. Ref. Bonds, Series B, AMT, FSA
     insured, 5.25% 2015                                                                            1,115            1,200
County of Sacramento, Airport System Rev. Ref. Bonds, Series B, AMT, FSA
     insured, 5.25% 2016                                                                            1,170            1,252
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist.
     No. 1, Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch),
     6.00% 2012                                                                                       880              938
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist.
     No. 1, Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch),
     6.10% 2013                                                                                       665              708
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist.
     No. 1, Improvement Area No. 2, Special Tax Ref. Bonds (Elliott Ranch),
     6.30% 2021                                                                                       500              522
County of Sacramento, Single-family Mortgage Rev. Bonds (GNMA Mortgage-backed
     Securities Program), Issue A of 1987, AMT, 9.00% 2019 (escrowed to
     maturity)                                                                                      1,500            2,267
Tobacco Securitization Auth. of Northern California, Tobacco Settlement
     Asset-backed Bonds (Sacramento County Tobacco Securitization Corp.),
     Series 2001-B, 5.00% 2028                                                                      4,490            3,887
County of San Bernardino Housing Auth., Multi-family Housing Rev. Ref. Bonds
     (Equity Residential/Redlands Lawn and Tennis Apartments), Issue 1999-A,
     5.20% 2029 (put 2009)                                                                          1,000            1,072
San Bernardino Joint Powers Fncg. Auth., 2002 Tax Allocation Ref. Bonds (Secured
     by a Junior Lien on Certain Tax Increment Revenues Pledged Under Senior
     Loan Agreements), 6.625% 2026                                                                  5,000            5,174
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
     Improvement Bonds, 5.90% 2007                                                                  1,425            1,489
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
     Improvement Bonds, 5.90% 2008                                                                    995            1,038
San Diego Unified School Dist., 2003 G.O. Bonds (Election of 1998, Series E),
     Current Interest Bonds, FSA insured, 5.25% 2015                                                1,000            1,131
Airport Commission, City and County of San Francisco, San Francisco
     International Airport, Second Series Rev. Bonds, Issue 26A, AMT, AMBAC
     insured, 5.00% 2019                                                                            1,000            1,027
Airport Commission, City and County of San Francisco, San Francisco
     International Airport, Second Series Rev. Bonds, Issue 26A, AMT, FGIC
     insured, 5.00% 2010                                                                            1,915            2,070
Airport Commission, City and County of San Francisco, San Francisco
     International Airport, Second Series Rev. Bonds, Issue 26A, AMT, FGIC
     insured, 5.00% 2011                                                                            2,030            2,185
Airport Commission, City and County of San Francisco, San Francisco
     International Airport, Second Series Rev. Ref. Bonds, Issue 28-A, AMT,
     MBIA insured, 5.50% 2014                                                                       1,000            1,103
Airport Commission, City and County of San Francisco, San Francisco
     International Airport, Second Series Rev. Ref. Bonds, Issue 28-A, AMT,
     MBIA insured, 5.50% 2015                                                                       1,500            1,650
San Joaquin Hills Transportation Corridor Agcy. (Orange County),
     Junior Lien Toll Road Rev. Bonds, 0% 2011 (escrowed to maturity)                               1,500            1,207
San Joaquin Hills Transportation Corridor Agcy. (Orange County),
     Senior Lien Toll Road Rev. Bonds, 0% 2014 (escrowed to maturity)                               4,000            2,753
San Joaquin Hills Transportation Corridor Agcy. (Orange County),
     Senior Lien Toll Road Rev. Bonds, 0% 2019 (escrowed to maturity)                               4,150            2,155
San Joaquin Hills Transportation Corridor Agcy. (Orange County),
     Senior Lien Toll Road Rev. Bonds, 0% 2023 (escrowed to maturity)                               5,900            2,401
City of San Jose, Airport Rev. Bonds, Series 2004-C, AMT, MBIA insured,
     5.00% 2011                                                                                     1,000            1,083
City of San Jose, Airport Rev. Ref. Bonds, Series 2002-B, AMT, FSA insured,
     5.00% 2010                                                                                     1,500            1,620
City of San Jose Fin. Auth., Lease Rev. Bonds (Civic Center Project),
     Series 2002-D, AMBAC insured, 5.00% 2039 (put 2006)                                            2,500            2,641
City of San Jose, G.O. Bonds (Libraries and Parks Project), Series 2001,
     5.00% 2019                                                                                     2,295            2,451
City of San Jose, G.O. Bonds (Libraries, Parks and Public Safety Projects),
     Series 2002, 5.00% 2017                                                                        1,120            1,206
City of San Jose, G.O. Bonds (Libraries, Parks and Public Safety Projects),
     Series 2002, 5.00% 2020                                                                        1,000            1,058
Redev. Agcy. of the City of San Jose, Multi-family Housing Rev. Bonds (GNMA
     Collateralized - The Miraido Village), Series 1997-A, AMT, 5.30% 2012                            675              712
Redev. Agcy. of the City of San Jose, Multi-family Housing Rev. Bonds (GNMA
     Collateralized - The Miraido Village), Series 1997-A, AMT, 5.65% 2022                          1,490            1,556
San Marcos Public Facs. Auth., Rev. Ref. Bonds, Series 1998, 5.50% 2010                             3,280            3,562
San Mateo County, Joint Powers Fncg. Auth., Lease Rev. Ref. Bonds (Capital
     Projects Program), Series 1993-A, MBIA insured, 5.125% 2018                                    2,700            3,013
San Mateo County Transit Dist., Limited Tax Bonds, Series 1997-A, MBIA insured,
     5.50% 2017                                                                                     2,500            2,906
Santa Ana Fncg. Auth., Police Administration and Holding Fac. Lease Rev. Bonds,
     Series 1994-A, MBIA insured, 6.25% 2019                                                        1,000            1,224
Santa Clara County Fncg. Auth., Lease Rev. Bonds (VMC Fac. Replacement Project),
     Series 1994-A, AMBAC insured, 7.75% 2009                                                       2,200            2,724
Community Facs. Dist. No. 99-1 (Talega) of the Santa Margarita Water Dist.,
     Special Tax Bonds, Series 2003, 5.375% 2018                                                    1,005            1,022
Community Facs. Dist. No. 99-1 (Talega) of the Santa Margarita Water Dist.,
     Special Tax Bonds, Series 2003, 6.00% 2030                                                     1,170            1,184
Santa Monica-Malibu Unified School Dist., Los Angeles County, G.O. Ref. Bonds,
     Series 1998, 5.25% 2015                                                                        3,000            3,416
Santa Monica-Malibu Unified School Dist., Los Angeles County, G.O. Ref. Bonds,
     Series 1998, 5.25% 2017                                                                        1,175            1,338
Santa Monica-Malibu Unified School Dist., Los Angeles County, G.O. Ref. Bonds,
     Series 1998, 5.25% 2018                                                                        2,175            2,477
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds, Series 1997-A
     (Community Correctional Fac. Acquisition Project), 5.50% 2006                                    665              683
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds, Series 1997-A
     (Community Correctional Fac. Acquisition Project), 5.95% 2011                                  1,700            1,848
South Orange County Public Fncg. Auth., Special Tax Rev. Bonds, Series 1999-A,
     FSA insured, 5.375% 2011                                                                       1,600            1,789
Southeast Resource Recovery Fac. Auth., Lease Rev. Bonds, Series 2003-B, AMT,
     AMBAC insured, 5.375% 2016                                                                     1,500            1,620
Southeast Resource Recovery Fac. Auth., Lease Rev. Bonds, Series 2003-B, AMT,
     AMBAC insured, 5.375% 2017                                                                     2,655            2,857
Southern California Home Fncg. Auth., Single-family Mortgage Rev. Bonds
     (GNMA and FNMA Mortgage-backed Securities Program), Series 1992-A, AMT,
     6.75% 2022                                                                                        70               70
South Tahoe Joint Powers Fncg. Auth., Rev. Ref. Bonds (South Tahoe Redev.
     Project Area No. 1), Series 1995-B, 6.25% 2020                                                 3,250            3,427
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redev. Project Area No. 1), Series 1999-A, 7.30% 2007
     (preref. 2004)                                                                                 3,000            3,015
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redev. Project Area No. 1), Series 1999-B, 7.30% 2007
     (preref. 2004)                                                                                 1,000            1,005
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redev. Project Area No. 1), Series 2003-B, 5.125% 2009                            1,000            1,041
South Tahoe Joint Powers Parking Fin. Auth., Parking Rev. Bonds, Series A,
     7.00% 2027                                                                                     3,500            3,722
City of Stockton, Mello-Roos Rev. Bonds, Community Facs. Dist. No. 90-2B
     (Brookside Estates), Series 1997-A, 5.95% 2010                                                 1,000            1,041
City of Stockton, Mello-Roos Rev. Bonds, Community Facs. Dist. No. 90-2B
     (Brookside Estates), Series 1997-A, 6.20% 2015                                                 1,750            1,830
City of Temecula, Public Fncg. Auth., Special Tax Bonds, Community Facs. Dist.
     No. 03-03 (Wolf Creek), Series 2003, 5.80% 2026                                                1,165            1,174
Community Facs. Dist. No. 88-12 of the City of Temecula (Ynez Corridor),
     Special Tax Ref. Bonds, Series 1998-A, 5.25% 2008                                                745              793
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center),
     Series 2001-A, 6.00% 2022                                                                      1,000            1,099
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center),
     Series 2001-A, 5.50% 2031                                                                      1,000            1,031
Community Facs. Dist. No. 97-1 of the Tustin Unified School Dist., Series 2000,
     Special Tax Bonds, 6.375% 2035 (preref. 2008)                                                  3,000            3,533
Washington Township Health Care Dist., Rev. Bonds, Series 1999, 5.00% 2010                          1,210            1,298
Washington Township Health Care Dist., Rev. Bonds, Series 1999, 5.00% 2013                          1,100            1,150
Washington Township Health Care Dist., Rev. Bonds, Series 1999, 5.00% 2018                          2,750            2,834
Washington Township Health Care Dist., Rev. Bonds, Series 1999, 5.125% 2023                         1,000            1,020
City of West Sacramento, Limited Obligation Ref. Improvement Bonds, Reassessment
     Dist. of 1998, 5.20% 2008                                                                        495              515
West Sacramento Fncg. Auth., Special Tax Rev. Bonds, Series F, 5.75% 2011                           1,540            1,626
West Sacramento Fncg. Auth., Special Tax Rev. Bonds, Series F, 5.85% 2013                           1,725            1,809
Westlands Water Dist., Rev. Cert. of Part., Series 2002-A, MBIA insured,
     5.25% 2016                                                                                     1,270            1,399
City of Whittier, Health Fac. Rev. Bonds (Presbyterian Intercommunity Hospital),
     Series 2002, 5.75% 2031                                                                        5,000            5,183
Community Facs. Dist. No. 2002-1 of the William S. Hart Union High School Dist.,
     Special Tax Bonds, Series 2003, 6.00% 2033                                                     1,000            1,007
Yorba Linda Public Fncg. Auth., Rev. Bonds (Black Gold Golf Course Project),
     Series 2000, 7.50% 2030 (preref. 2008)                                                         5,500            6,615
                                                                                                                   649,248

PUERTO RICO -- 3.67%
Children's Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000,
     5.75% 2009 (escrowed to maturity)                                                              2,000            2,276
Children's Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000,
     5.75% 2020 (preref. 2010)                                                                      4,960            5,420
Electric Power Auth., Rev. Ref. Bonds, Series KK, 5.00% 2010                                        1,000            1,101
Infrastructure Fncg. Auth., Special Obligation Bonds, Series 2000-A, 5.50% 2032                     2,500            2,703
Ports Auth., Special Facs. Rev. Bonds (American Airlines, Inc. Project), Series
     1993-A, AMT, 6.30% 2023                                                                        1,000              619
Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series C, 5.50% 2010                      2,835            3,195
Public Fin. Corp., (Commonwealth Appropriation Bonds), Series 2001-E, 6.00% 2026                    1,830            2,122
Public Fin. Corp., (Commonwealth Appropriation Bonds), Series 2001-E, 6.00% 2026
     (escrowed to maturity)                                                                           170              202
Public Improvement Ref. G.O. Bonds, Series 1998-B, MBIA insured, 5.75% 2009                         4,575            5,231
Public Improvement Ref. G.O. Bonds, Series 2003-C, 5.00% 2018 (put 2008)                            3,500            3,781
                                                                                                                    26,650

VIRGIN ISLANDS -- 1.54%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes) Senior Lien,
     Series 1998-A, 5.20% 2009                                                                        500              541
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes) Senior Lien,
     Series 1998-A, 5.20% 2010                                                                      1,000            1,072
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes) Senior Lien,
     Series 1998-A, 5.30% 2011                                                                      2,000            2,130
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes) Senior Lien,
     Series 1998-C, 5.50% 2005                                                                      2,500            2,593
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes) Senior Lien,
     Series 1998-C, 5.50% 2008                                                                      1,000            1,089
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes) Subordinate
     Lien, Series 1998-D, 6.00% 2004                                                                1,000            1,003
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes) Subordinate
     Lien, Series 1998-D, 6.00% 2006                                                                1,000            1,057
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes) Subordinate
     Lien, Series 1998-E, 5.75% 2013                                                                1,595            1,655
                                                                                                                    11,140

TOTAL BONDS AND NOTES (cost: $654,679,000)                                                                         687,038


SHORT-TERM SECURITIES -- 4.14%

Association of Bay Area Governments, Fin. Auth. For Nonprofit Corps.,
     Variable Rate Demand Multi-family Housing Rev. Bonds, AMT, 1.39% 2037(1)                       3,000            3,000
Eastern Municipal Water Dist., Water and Sewer Rev. Variable Rate Cert. of
     Part., Series 2003-A, MBIA insured, 1.30% 2023(1)                                              3,300            3,300
Economic Recovery Bonds, Series 2004-10, 1.32% 2023(1)                                              2,000            2,000
Infrastructure and Econ. Dev. Bank, Demand Rev. Bonds (The RAND Corp.),
     Series 2002-B, AMBAC insured, 1.34% 2042(1)                                                    1,400            1,400
Irvine Unified School Dist., Community Facs. Dist. No. 01-1, (South Irvine
     Communities), Special Tax Bonds, Series 2003, 1.33% 2038(1)                                    2,100            2,100
Redev. Agcy. Of the City of Livermore, Variable Rate Demand Multi-family
     Housing Rev. Ref. Bonds (Livermore Senior Housing Apartments), Series
     2002-A, AMT, 1.39% 2040(1)                                                                     1,100            1,100
Metropolitan Water Dist. of Southern California (The), Water Rev. Bonds 2000
     Authorization, Series B-1, 1.33% 2035(1)                                                       1,200            1,200
Pollution Control Fncg Auth., Resource Recovery Rev. Bonds (Atlantic Richfield
     Co. Project), Series 1994-A, AMT, 1.37% 2024(1)                                                4,200            4,200
Pollution Control Fncg. Auth., Pollution Control Rev. Ref. Bonds (Pacific Gas
     and Electric Co.), Series C, 1.35% 2026(1)                                                     7,400            7,400
Statewide Communities Dev. Auth., Solid Waste Facs. Rev. Bonds (Chevron U.S.A.
     Inc. Project), Series 1994, AMT, 1.37% 2024(1)                                                 2,000            2,000
Statewide Communities Dev. Auth., Variable Rate Demand Rev. Bonds (Biola
     University), Series 2002-B, 1.31% 2032(1)                                                      1,665            1,665
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-C-4, 1.32% 2022(1)                     700              700


TOTAL SHORT-TERM SECURITIES (cost: $30,065,000)                                                                     30,065


TOTAL INVESTMENT SECURITIES (cost: $684,744,000)                                                                   717,103
Other assets less liabilities                                                                                        8,644

Net assets                                                                                                        $725,747

(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements


Key to Abbreviations
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. =Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and
Board of Trustees of
The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California (the "Fund") as of August 31, 2004, and for the year then ended and have issued our report thereon dated October 13, 2004, which report and financial statements are included in
Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of August 31, 2004 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
October 13, 2004
Costa Mesa, California



ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS TAX-EXEMPT SERIES II

By

/s/ Abner D. Goldstine
-------------------------------------------------------
Abner D. Goldstine, President and PEO

Date: November 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By

/s/ Abner D. Goldstine
--------------------------------------------------
Abner D. Goldstine, President and PEO

Date: November 8, 2004


By

/s/ Sharon G. Moseley
--------------------------------------------------
Sharon G. Moseley, Treasurer and PFO

Date: November 8, 2004